SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2005

VERITAS Software Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26247 (Commission File Number)	77-0507675 (IRS Employer Identification No.)

350 Ellis Street, Mountain View, California (Address of principal executive offices)	94043 (Zip Code)

Registrant’s telephone number, including area code       (650) 527-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On May 23, 2005, VERITAS Software Corporation (the “Company”) amended its Management Deferred Compensation Plan (the “Plan”) to (i) address the requirements of Internal Revenue Code Section 409A, and (ii) allow existing participants to make certain changes to their deferral elections pursuant to transitional relief provided by the Internal Revenue Service. A copy of the amendment is attached hereto as Exhibit 10.01, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Title or Description

10.01†	Addendum and Amendment to the VERITAS Software Management Deferred Compensation Plan

†Management Compensatory Plan or Arrangement

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS Software Corporation
/s/ Edwin J. Gillis
Date: May 26, 2005	Edwin J. Gillis Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description

10.01†	Addendum and Amendment to the VERITAS Software Management Deferred Compensation Plan

     †Management Compensatory Plan or Arrangement